Exhibit 10.2
AMENDMENT NO. 3
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
          This AMENDMENT NO. 3 to THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of July 31, 2006, is entered into by and among Tesoro Corporation (the “Borrower”), the financial institutions party to the below-defined Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Illinois)), as Administrative Agent (the “Agent”). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.
WITNESSETH
          WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Third Amended and Restated Credit Agreement dated as of May 25, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:
     1. Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) The definition of “Applicable Fee Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
     “Applicable Fee Rate” means, with respect to the Commitment Fee at any time, 0.25%.
     (b) The definition of “Commitment Schedule” set forth in Section 1.1 of the Credit Agreement is hereby amended to delete the reference to “as of the Closing Date” each time such reference appears therein.

     (c) The definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
     “Termination Date” means the earlier of (a) June 30, 2009 and (b) the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.4 hereof or the Revolving Loan Commitments pursuant to Section 8.1 hereof.
     (d) Section 2.19.4 of the Credit Agreement is hereby amended to delete therefrom the reference to 0.125% set forth in clause (a) thereof and to substitute 0.10% therefor.
     (e) The Pricing Schedule to the Credit Agreement is hereby amended in its entirety pursuant to the Pricing Schedule attached hereto as Exhibit A.
     (f) The Commitment Schedule to the Credit Agreement is hereby amended in its entirety pursuant to the Commitment Schedule attached hereto as Exhibit B.
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:
          (a) the Agent shall have received executed copies of this Amendment from the Borrower and each of the Lenders;
          (b) the Agent shall have received a written reaffirmation of the Borrower’s and the Subsidiary Guarantors’ respective obligations under the Guaranty and the Collateral Documents in form and substance substantially similar to Exhibit C hereto; and
          (c) the Agent shall have receive the following fees in immediately available funds, which, once paid, shall be fully earned and non-refundable: for each Lender with a Revolving Loan Commitment that signs this Amendment, an amount equal to 0.05% times such Lender’s Revolving Loan Commitment.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) The Credit Agreement as previously executed constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.
          (b) Upon the effectiveness of this Amendment, the Borrower hereby (i) represents that no Default or Unmatured Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, provided that any such covenant, representation or warranty that references a specific date is reaffirmed as of such referenced date.

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          (c) The modifications contemplated by this Amendment are permitted under the terms of the Other Senior Secured Debt and those indentures referenced in Section 9.18 of the Credit Agreement that remain in effect as of the date hereof.
     4. Effect on the Credit Agreement.
          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
          (b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of New York; provided, however, that if a court, tribunal or other judicial entity with jurisdiction over the Credit Agreement, this Amendment and the transactions evidenced by the Loan Documents were to disregard such choice of law, this Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of Illinois.
     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto

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and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
The remainder of this page is intentionally blank.

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION,
as the Borrower

By:	/s/ Otto C. Schwethelm

Name:	Otto C. Schwethelm
Title:	Vice President, Finance and Treasurer

JPMORGAN CHASE BANK, N.A. (successor by merger
to Bank One, NA (Illinois)),
individually, as initial LC Issuer, and as Administrative
Agent

By:	/s/ John Freeman

Name:	John Freeman
Title:	Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Hance VanBeber

Name:	Hance VanBeber
Title:	Sr. Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

STATE OF CALIFORNIA PUBLIC EMPLOYEES’
RETIREMENT SYSTEM

By:	/s/ Arnold B. Phillips

Name:	Arnold B. Phillips
Title:	Senior Investment Officer
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FORTIS CAPITAL CORP.

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary

Name:	Casey Lowary
Title:	Senior Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO FOOTHILL, LLC

By:	/s/ Patrick McCormack

Name:	Patrick McCormack
Title:	Assistant Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Daniel Gallagher

Name:	Daniel Gallagher
Title:	Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, N.A.

By: /s/ Terrance O. McKinney

Name: Terrance O. McKinney
Title: Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

PB CAPITAL CORPORATION

By: /s/ Kevin M. Higgins

Name: Kevin M. Higgins
Title: Assistant Vice President

By: /s/ Christoph Belanger

Name: Christoph Belanger
Title: Assistant Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTY BANK

By: /s/ Jim R. Hamilton

Name: Jim R. Hamilton
Title: Senior Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALYON NEW YORK BRANCH

By: /s/ Page Dillehunt

Name: Page Dillehunt
Title: Managing Director

By: /s/ Michael Willis

Name: Michael Willis
Title: Director
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By: /s/ Richard L. Tavrow

Name: Richard L. Tavrow
Title: Director Banking Products Services, US

By: /s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director Banking Products Services. US
SIGNATURE PAGE TO AMENDMENT NO. 1
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.

By: /s/ Joseph Accardi

Name: Joseph Accardi
Title: Vice President-Managing Director
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND plc

By: /s/ John Preece

Name: John Preece
Title: Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK, NATIONAL ASSOCIATION

By: /s/ Thomas Visconti

Name: Thomas Visconti
Title: Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE BANK, N.A. (Formerly Hibernia National Bank)

By: /s/ Nancy G. Moragas

Name: Nancy G. Moragas
Title: Sr. Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ALLIED IRISH BANKS PLC

By: /s/ Martin Chin

Name:	Martin Chin
Title:	Senior Vice President

By: Name:	/s/ Derrick Lynch Derrick Lynch
Title:	Assistant Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Monica Cole

Name :	Monica Cole
Title :	Director
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

NATIONAL CITY BUSINESS CREDIT, INC.

By: Name:	/s/ Tom Buda Tom Buda
Title:	Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ John McGhee

Name:	John McGhee
Title:	Vice President & Manager
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORP.

By: /s/ Masakazu Hasegawa

Name:	Masakazu Hasegawa
Title:	Joint General Manager

THE FROST NATIONAL BANK

By: Name:	/s/ Sarah Cernosek Sarah Cernosek
Title:	Asst. Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

NATEXIS BANQUES POPULAIRES

By: /s/ Daniel Payer

Name:	Daniel Payer
Title:	Vice President

By: /s/ Louis P. Laville, III

Name:	Louis P. Laville, III
Title:	Vice President & Group Manager
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND

By: /s/ Karen Weich

Name:	Karen Weich
Title:	Assistant Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RZB FINANCE LLC

By: /s/ Christoph Hoedl

Name:	Christoph Hoedl
Title:	Group Vice President

By: /s/ John A. Valiska

Name:	John A. Valiska
Title:	First Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEBSTER BUSINESS CREDIT CORPORATION

By: /s/ Joseph A. Ciciola

Name:	Joseph A. Ciciola
Title:	Assistant Vice President
SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ALASKA PACIFIC BANK
By:	/s/ John E. Robertson
Name:	John E. Robertson
Title:	Senior Vice President

AIB DEBT MANAGEMENT LIMITED
By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	Senior Vice President

By:	/s/ Derrick Lynch
Name:	Derrick Lynch
Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EAGLE LOAN TRUST
By:	/s/ Christopher E. Janson
Name:	Christopher E. Janson
Title:	Managing Partner

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING
By:	/s/ Vanessa E. Marling
Name:	Vanessa E. Marling
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A
TO
AMENDMENT NO. 3
PRICING SCHEDULE
Attached

PRICING SCHEDULE
The following shall be used to calculate the Applicable Margin for Revolving Loans and the Pre-Funded Letter of Credit Fee Rate at any time the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BBB- or better by S&P or Baa3 or better by Moody’s.

Applicable Margin for Revolving Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.25%	1.50%	1.75%	2.00%
Floating Rate	0.00%	0.00%	0.00%	0.25%

	Level I Status	Level II Status	Level III Status	Level IV Status
Pre-Funded Letter of Credit Fee Rate	1.25%	1.50%	1.75%	2.00%
The following shall be used to calculate the Applicable Margin for Revolving Loans and the Pre-Funded Letter of Credit Fee Rate at any time the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BB+ by S&P or Ba1 by Moody’s and the Borrower does not qualify for pricing as set forth in the immediately preceding grid.

Applicable Margin for Revolving Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.50%	1.75%	2.00%	2.25%
Floating Rate	0.00%	0.00%	0.25%	0.50%

	Level I Status	Level II Status	Level III Status	Level IV Status
Pre-Funded Letter of Credit Fee Rate	1.50%	1.75%	2.00%	2.25%

The following shall be used to calculate the Applicable Margin for Revolving Loans and the Pre-Funded Letter of Credit Fee Rate at any time the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is lower than BB+ by S&P or Ba1 by Moody’s and the Borrower does not qualify for pricing as set forth in the two immediately preceding pricing grids.

Applicable Margin for Revolving Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.75%	2.00%	2.25%	2.50%
Floating Rate	0.00%	0.25%	0.50%	0.75%

	Level I Status	Level II Status	Level III Status	Level IV Status
Pre-Funded Letter of Credit Fee Rate	1.75%	2.00%	2.25%	2.50%
     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
     “Level I Status” exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, average daily Excess Availability for such fiscal quarter was greater than 45% of the average monthly Borrowing Base for such fiscal quarter.
     “Level II Status” exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, (i) the Borrower has not qualified for Level I Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 45% of the average monthly Borrowing Base for such fiscal quarter but greater than 30% of the average monthly Borrowing Base for such fiscal quarter.
     “Level III Status” exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 30% of the average monthly Borrowing Base for such fiscal quarter but greater than 15% of the average monthly Borrowing Base for such fiscal quarter.

     “Level IV Status” exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Level I Status, Level II Status, or Level III Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 15% of the average monthly Borrowing Base for such fiscal quarter.
     “Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.
The Applicable Margin and the Pre-Funded Letter of Credit Fee Rate shall be determined in accordance with the foregoing tables based on the Borrower’s Status for the applicable fiscal quarter. Such Status shall be determined based upon the Interim Collateral Reports and Monthly Collateral Reports delivered for such fiscal quarter. Adjustments, if any, to the Applicable Margin and the Pre-Funded Letter of Credit Fee Rate shall be effective five Business Days after the Agent has received all of the applicable Interim Collateral Reports and Monthly Collateral Reports. If the Borrower fails to deliver such Interim Collateral Reports and Monthly Collateral Reports to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and the Pre-Funded Letter of Credit Fee Rate shall be the highest Applicable Margin and Pre-Funded Letter of Credit Fee Rate set forth in the foregoing tables until the date on which such Interim Collateral Reports and Monthly Collateral Reports are so delivered.

EXHIBIT B
TO
AMENDMENT NO. 3
COMMITMENT SCHEDULE
Attached

COMMITMENT SCHEDULE

		PRE-FUNDED
	REVOLVING LOAN	LETTER OF CREDIT
LENDER	COMMITMENT	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$53,000,000	$9,800,000
BANK OF AMERICA, N.A.	$53,000,000	$10,000,000
CALPERS	$45,000,000	$11,000,000
FORTIS CAPITAL CORP.	$42,500,000	$3,000,000
WELLS FARGO FOOTHILL, LLC	$30,000,000
LASALLE BUSINESS CREDIT, LLC	$30,000,000	$1,000,000
PNC BANK, N.A.	$23,000,000	$2,500,000
PB CAPITAL CORPORATION	$20,000,000	$3,500,000
GUARANTY BANK	$25,000,000	$10,000,000
CALYON NEW YORK BRANCH	$25,000,000
UBS AG, STAMFORD BRANCH	$25,000,000	$7,000,000
SIEMENS FINANCIAL SERVICES	$16,500,000
THE ROYAL BANK OF SCOTLAND PLC	$40,000,000	$4,000,000
U.S. BANK, NATIONAL ASSOCIATION	$14,000,000
CAPITAL ONE BANK, N.A.	$14,000,000
ALLIED IRISH BANKS PLC	$13,000,000
WACHOVIA BANK, NATIONAL ASSOCIATION	$20,000,000
NATIONAL CITY BUSINESS CREDIT, INC.	$18,000,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$49,250,000
SUMITOMO MITSUI BANKING CORP.	$34,250,000	$3,000,000
THE FROST NATIONAL BANK	$10,000,000
NATEXIS BANQUES POPULAIRES	$13,500,000	$10,000,000
BANK OF SCOTLAND	$15,000,000	$2,000,000
RZB FINANCE LLC	$12,000,000	$2,000,000
WEBSTER BUSINESS CREDIT CORPORATION	$7,000,000	$4,000,000
ALASKA PACIFIC BANK	$2,000,000
AIB DEBT MANAGEMENT LIMITED		$11,000,000
EAGLE LOAN TRUST		$4,950,000
MORGAN STANLEY SENIOR FUNDING		$1,250,000

TOTAL	$650,000,000	$100,000,000

EXHIBIT C
TO
AMENDMENT NO. 3
FORM OF REAFFIRMATION
Attached

AFFIRMATION OF LOAN DOCUMENTS
          Reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of May 25, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, N.A. (as successor to Bank One, NA (Illinois)), as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.
          Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 3 to Third Amended and Restated Credit Agreement, which amends the Credit Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
          Each reference to the “Credit Agreement” contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.
Dated: July 31, 2006

DIGICOMP, INC.
TESORO ALASKA COMPANY
TESORO AVIATION COMPANY
TESORO ENVIRONMENTAL RESOURCES COMPANY
TESORO MARITIME COMPANY
TESORO NORTHSTORE COMPANY
TESORO COMPANIES, INC.
TESORO REFINING AND MARKETING COMPANY
TESORO TRADING COMPANY
TESORO VOSTOK COMPANY
TESORO WASATCH, LLC
VICTORY FINANCE COMPANY

TESORO FAR EAST MARITIME COMPANY GOLD STAR MARITIME COMPANY SMILEY’S SUPER SERVICE, INC. TESORO HAWAII CORPORATION
By:	/s/ Gregory A. Wright
Name:	Gregory A. Wright
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Otto C. Schwethelm
Name:	Otto C. Schwethelm
Title:	Vice President, Finance and Treasurer

TESORO GAS RESOURCES COMPANY, INC.
By:	/s/ G. Scott Spendlove
Name:	G. Scott Spendlove
Title:	Vice President, Finance and Treasurer

SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS

TESORO FINANCIAL SERVICES HOLDING COMPANY
By:	/s/ Charles L. Magee
Name:	Charles L. Magee
Title:	President

SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS